Exhibit 99.1

FB Financial Corporation Announces Branch Acquisition

Acquires 14 Branches from Atlantic Capital Bancshares, Inc.

Proposed Acquisition to Add $602 Million in Deposits and $381 million in loans

NASHVILLE, Tenn.--(BUSINESS WIRE)--November 14, 2018--FB Financial Corporation (NYSE: FBK) announced today that FirstBank, its wholly-owned banking subsidiary, has entered into a Purchase and Assumption Agreement to purchase 11 Tennessee and 3 Georgia branch locations from Atlantic Capital Bank, N.A., a wholly-owned subsidiary of Atlantic Capital Bancshares, Inc. (Nasdaq: ACBI).

The acquisition builds density in the attractive Knoxville and Chattanooga markets while expanding into the nearby Dalton, GA market and provides additional customer deposits for future growth. At closing, FB Financial expects to operate 70 branches and pro forma will rank 5th in Chattanooga, 7th in Knoxville and 6th in Tennessee in deposit market share, based on FDIC data as of June 30, 2018.

FirstBank anticipates assuming approximately $602 million in deposits and purchasing approximately $381 million in loans from this acquisition, representing substantially all of ACBI’s banking and mortgage operations in Tennessee and North Georgia. FB Financial will pay a deposit premium of 6.25% based on the lower of the actual deposit balance at close or on the average closing deposit balance for the 30 days prior to close. The branches to be acquired by FirstBank will operate as Atlantic Capital branches until closing and will be re-branded as FirstBank branches immediately upon closing of the transaction. Pending regulatory approval, the closing is expected to occur early in the second quarter of 2019.

“We are pleased to announce this addition to the Company, deepening our position as Tennessee’s premier community bank,” remarked Christopher T. Holmes, President and Chief Executive Officer of FB Financial. “Opportunities to add valuable customer relationships on this scale are scarce, and we are excited about the future prospects of this transaction. We welcome Atlantic Capital’s customers and employees to the FirstBank family and look forward to serving you.”

Keefe, Bruyette & Woods, Inc. served as financial advisor, and Waller Lansden Dortch & Davis, LLP served as legal advisor to FB Financial Corporation. Sandler O’Neill + Partners, L.P. and Banks Street Partners, LLC served as financial advisors, and Womble Bond Dickinson (US) LLP served as legal advisor to Atlantic Capital Bancshares, Inc.

ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, the third largest Tennessee-headquartered bank, with 56 full-service bank branches across Tennessee, North Alabama and North Georgia, and a national mortgage business with offices across the Southeast. FirstBank serves five of the largest metropolitan markets in Tennessee and has approximately $5.1 billion in assets.

ABOUT ATLANTIC CAPITAL BANCSHARES, INC.

Atlantic Capital Bancshares, Inc. is a $2.88 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers banking, treasury management, capital markets and mortgage services to privately held companies and individuals in Atlanta, eastern Tennessee, and northwest Georgia. Atlantic Capital also provides specialized financial services to select clients nationally.

WEBCAST AND CONFERENCE CALL INFORMATION

The live broadcast of FB Financial Corporation’s conference call will begin at 8:00 a.m. CST on Thursday, November 15, 2018, and the conference call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1631/28372. An online replay will be available approximately an hour following the conclusion of the live broadcast. Additionally, the Company has posted a Presentation regarding the acquisition’s details on its website, which can be found at https://investors.firstbankonline.com/.

FORWARD-LOOKING STATEMENTS

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements in some cases through FB Financial’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, including the timing, anticipated benefits and financial impact thereof, and the outlook for FB Financial’s future business and financial performance.

These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by the Bank of the acquired Atlantic Capital branches, including, the anticipated timing of the closing of the proposed acquisition , acceptance by the customers of the acquired Atlantic Capital branches FB Financial’s products and services, the opportunities to enhance market share in certain markets, market acceptance of FB Financial generally in new markets, expectations regarding future investment in the acquired Atlantic Capital branches’ markets and the integration of the acquired Atlantic Capital branches’ operations. Forward-looking statements are based on the information known to, and current beliefs and expectations of, FB Financial’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this new release including, without limitation, the parties’ ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition; the receipt of regulatory approvals required for the acquisition on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the acquired Atlantic Capital branches’ operations with those of FB Financial will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risk factors set forth in FB Financial’s December 31, 2017 Form 10-K, filed with the Securities and Exchange Commission on March 16, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. Many of these factors are difficult to foresee and are beyond FB Financial’s ability to control or predict. FB Financial believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. FB Financial does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

CONTACT:
MEDIA CONTACT:
Jeanie M. Rittenberry
615-313-8328
jrittenberry@firstbankonline.com
www.firstbankonline.com

FINANCIAL CONTACT:
James R. Gordon
615-564-1212
jgordon@firstbankonline.com
investorrelations@firstbankonline.com